SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549

                                        FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                    April 16, 2001
                             ----------------------------------


                           SALOMON SMITH BARNEY HOLDINGS INC.
                 (Exact name of registrant as specified in its charter)



     New York                        1-4346                  11-2418067
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)










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                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events


Results of Operations
(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. for the three month period ended March 31, 2001 and 2000 and provides certain additional financial information. Certain prior period amounts have been reclassified or restated to conform to current period presentation.




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

                          SALOMON SMITH BARNEY HOLDINGS INC.
                                SELECTED FINANCIAL DATA
                           (Unaudited, dollars in millions)


                                                                March 31,
                                                            ------------------
                                                              2001     2000
                                                              ----     ----

Total stockholder's equity                                $ 11,750   $ 9,876

Total assets under fee-based management (1)               $421,100  $427,700


                                                                   Three
                                                                Months Ended
                                                                  March 31,
                                                            2001            2000
Revenues:

 Principal transactions                                   $1,152          $  863
 Investment banking                                        1,108             913
 Commissions                                               1,013           1,313
 Asset management and administration fees                    841             778
 Other                                                       217             132
                                                          ------          ------
   Total noninterest revenues                              4,331           3,999
                                                          ------          ------
 Interest and dividends                                    4,102           3,329
 Interest expense                                          3,701           2,942
                                                          ------          ------

   Net interest and dividends                                401             387
                                                          ------          ------

   Revenues, net of interest expense                       4,732           4,386
                                                          ------          ------

Noninterest expenses:

 Compensation and benefits                                 2,490           2,066
 Floor brokerage and other production                        203             148
 Communications                                              170             136
 Occupancy and equipment                                     163             122
 Advertising and market development                          118              97
 Professional services                                       102              68
 Other operating and administrative expenses                 227             168
 Restructuring charge (credit)                                70              -
                                                          ------          ------
   Total noninterest expenses                              3,543           2,805
                                                          ------          ------

   Income before income taxes and cumulative
    effect of change in accounting principle               1,189           1,581

Provision for income taxes                                   422             593
                                                          ------          ------

Income before cumulative effect
 of change in accounting principle                           767             988
                                                          ------          ------

Cumulative effect of change in accounting
 principle (net of tax benefit of $1)                        (1)              -
                                                          ------          ------

Net income                                                $  766          $  988
                                                          ======          ======


(1) Includes jointly managed assets of $69.6 million and $53.7 billion as of March 31, 2001 and 2000, respectively.




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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: April 17, 2001                        SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller